Exhibit 10.7                                     Execution Version

AMENDMENT NO. 1 TO 364-DAY REVOLVING CREDIT AGREEMENT
AMENDMENT NO. 1 TO 364-DAY REVOLVING CREDIT AGREEMENT dated as of March 27, 2025 (this “Amendment”), in respect of that certain 364-Day Revolving Credit Agreement, dated as of March 28, 2024, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof (as in effect immediately prior to this Amendment, the “Existing Credit Agreement”), by and among Air Products and Chemicals, Inc., a Delaware corporation (the “Parent”), the other borrowers from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Mizuho Bank, Ltd. (“Mizuho”), as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
On and subject to the terms and conditions herein and in the Existing Credit Agreement and on the Amendment No. 1 Effective Date (as defined below), (i) the Parent has requested that the Lenders party hereto agree to extend the Revolving Credit Maturity Date pursuant to Section 12.03 of the Existing Credit Agreement and (ii) in order to effect the foregoing, the Lenders party hereto constituting all Lenders under the Existing Credit Agreement and the Administrative Agent are willing to enter into this Amendment and to consent to the amendments to the Existing Credit Agreement described herein.
Therefore, the parties hereto agree as follows:
Section 1Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after the Amendment No. 1 Effective Date, refer to the Credit Agreement as amended pursuant to this Amendment (the “Credit Agreement”).
Section 2Certain Amendments. Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date, the Existing Credit Agreement shall automatically be amended by making the following changes:
(a)The Existing Credit Agreement is hereby amended by amending and restating the definition of “Competitive Bid Expiration Date” in its entirety as follows:
“Competitive Bid Expiration Date” shall mean March 26, 2026.
(b)The Credit Agreement is hereby amended by amending and restating the definition of “Revolving Credit Maturity Date” in its entirety as follows:
“Revolving Credit Maturity Date” shall mean March 26, 2026 or, if such date is not a Business Day, the immediately preceding Business Day.
(c)Schedule IV of the Credit Agreement is hereby amended and restated as set forth on Annex I to this Amendment.
Section 3Representations of the Parent. The Parent hereby represents and warrants that, immediately prior to and immediately after giving effect to this Amendment, the Parent has taken all necessary corporate or other organizational action to authorize its execution and performance under this Amendment such that this Amendment constitutes valid and legally binding obligations of the Parent, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and equitable principles of
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general application (regardless of whether enforcement is sought in a proceeding in equity or at law).
Section 4Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when each of the following conditions shall have been satisfied:
(a)The Administrative Agent shall have received from the Parent and each Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)The Administrative Agent shall have received a certificate dated the Amendment No. 1 Effective Date and signed by the Treasurer or a Vice President of the Parent to the effect that each of the representations and warranties made by the Parent in Article V of the Credit Agreement is true and correct in all material respects (or, if qualified by “material,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such materiality qualification)) on and as of the Amendment No. 1 Effective Date as if made on and as of such date, both before and after giving effect to the Amendment.
(c)The Parent shall provide to the Administrative Agent a legal opinion dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent as to the matters set forth in Sections 5.03, 5.04, 5.05 and 5.07 of this Agreement.
(d)The Administrative Agent shall have received copies of the articles or certificate of incorporation of the Parent and each Initial Other Borrower, together with all amendments, and a certificate of good standing, each certified as of a recent date by the appropriate governmental officer in its jurisdiction of incorporation, as well as any other information required by Section 326 of the USA PATRIOT ACT, the Beneficial Ownership Regulation or necessary for the Administrative Agent or any Lender to verify the identity of the Parent and each Initial Other Borrower as required by Section 326 of the USA PATRIOT Act and the Beneficial Ownership Regulation.
(e)The Administrative Agent shall have received all fees and expenses due and payable on or prior to the Amendment No. 1 Effective Date under the Credit Agreement or any other Loan Document, including, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out-of-pocket expenses of the Administrative Agent (including the reasonable and documented out-of-pocket fees, disbursements and other charges of counsel (which shall be limited to the reasonable fees, disbursements and other charges of Davis Polk & Wardwell LLP), as counsel to the Administrative Agent).
Section 5Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, PROCEEDING OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW AND SUCCESSOR PROVISIONS THERETO).
Section 6Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State
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Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.
Section 7Waiver of Jury Trial. Each party hereto waives the right to trial by jury in any action, suit or proceeding (whether in contract, tort or otherwise and whether at law or in equity) by any person arising from or relating to this Amendment or any other Loan Document or any statement, course of conduct, act, omission or event occurring in connection herewith or therewith (collectively, “Related Litigation”). In addition, each Borrower hereby irrevocably and unconditionally:
(a)Agrees that any Related Litigation by any Lender or Administrative Agent may be brought in any state or federal court of competent jurisdiction sitting in New York county, New York, and submits to the jurisdiction of such courts (but nothing herein shall affect the right of the Parent or any Administrative Agent or any Lender or Borrower to bring any action, suit or proceeding in any other forum);
(b)Waives any objection which it may have at any time to the laying of venue of any related litigation brought in any such court, waives any claim that any such related litigation has been brought in an inconvenient forum, and waives any right to object, with respect to any related litigation brought in any such court, that such court does not have jurisdiction over such Borrower; and
(c)Consents and agrees to service of any summons, complaint or other legal process in any related litigation by registered or certified U.S. mail, postage prepaid, to such Borrower at the address for notices pursuant to Section 12.05 of the Credit Agreement, and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by law).
Section 8Miscellaneous. On and after the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to the Existing Credit Agreement, “hereunder”, “herein” or words of like import referring thereto, and each reference in the other Loan Documents to the Existing Credit Agreement, “thereunder”, “thereof” or words of like import referring thereto, shall mean and be a reference to the Credit Agreement. Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed (including all Obligations and Guarantee Obligations thereunder), and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.
AIR PRODUCTS AND CHEMICALS, INC., as Parent

By:	/s/ Karen L. Harwick
Name:	Karen L. Harwick
Title:	Assistant Treasurer

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

MIZUHO BANK, LTD., as Administrative Agent and Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Managing Director
[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Christopher Sked
Name:	Christopher Sked
Title:	Managing Director

By:	/s/ Nicolas Doche
Name:	Nicolas Doche
Title:	Vice President
[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President
[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Lender

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director
[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

HSBC Bank USA, National Association, as a
Lender

By:	/s/ Peggy Yip
Name:	Peggy Yip
Title:	Managing Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

BANCO SANTANDER, S.A., NEW YORK
BRANCH, as a Lender

By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Managing Director

By:	/s/ Rita Walz-Cuccioli
Name:	Rita Walz-Cuccioli
Title:	Executive Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

Bank of America, N.A., as a Lender

By:	/s/ Bettina Buss
Name:	Bettina Buss
Title:	Director EC / GIG

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

Credit Agricole Corporate and Investment Bank,
as a Lender

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Marlon Mathews
Name:	Marlon Mathews
Title:	Executive Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

STANDARD CHARTERED BANK, as a
Lender

By:	/s/ Kristopher Tracy
Name:	Kristopher Tracy
Title:	Director, Financing Solutions

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Jun Ashley
Name:	Jun Ashley
Title:	Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

The Bank of Nova Scotia, Houston Branch, as a
Lender

By:	/s/ John Tucker
Name:	John Tucker
Title:	Managing Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, as a Lender

By:	/s/ Victoria Roberts
Name:	Victoria Roberts
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

Wells Fargo Bank, National Association, as a
Lender

By:	/s/ Mylissa Bringgold
Name:	Mylissa Bringgold
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By:	/s/ Andrew Millane
Name:	Andrew Millane
Title:	Executive Director and Authorized Signatory

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

Natixis, New York Branch, as a Lender

By:	/s/ Yash Anand
Name:	Yash Anand
Title:	Managing Director

Natixis, New York Branch, as a Lender

By:	/s/ Jake Reinbolt
Name:	Jake Reinbolt
Title:	Associate

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

TRUIST Bank, as a Lender

By:         /s/ Alexander Harrison
Name:    Alexander Harrison
Title:    Director

By:	/s/ Alexander Harrison
Name:	Jake Reinbolt
Title:	Associate

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]